SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

               Date of Report - January 11, 2005

                      TOWER BANCORP, INC.
                      -------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                  Page 1 of 8 Numbered Pages
               Index to Exhibits Found on Page 5

Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Not Applicable.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

                  Page 2 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Tower Bancorp, Inc., parent company of The First
          National Bank of Greencastle, reports earnings of $ 1,763,930 or earnings per share of $ 1.02 for the quarter ended December 31, 2004.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated January 11, 2005, of Tower Bancorp,
                    Inc.










                 Page 3 of 8 Numbered Pages
              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  January 11, 2005      /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer





































                 Page 4 of 8 Numbered Pages
              Index to Exhibits Found on Page 5

                         EXHIBIT INDEX


                                                     Page Number
                                                 In Manually
 Exhibit                                          Signed Original

99             News Release, dated January 11,
               2005, of Tower Bancorp, Inc.          6

99.1           Balance Sheets December 31, 2004
               and 2003                              7

99.2           Income Statements for the year
               ended December 31, 2004 and 2003      8







































                  Page 5 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99

FOR IMMEDIATE RELEASE                   FOR FURTHER
INFORMATION:
                                   Franklin T. Klink, III
                                   Chief Financial Officer
                                   (717) 597-2137

             TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA January 11, 2005 - Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, reports earnings of $1,763,930 or earnings per share of $1.02 for the quarter ended December 31, 2004. This represents a 40% increase over earnings from the fourth quarter of 2003. For the year 2004, net income was $4,722,908 or $2.73 per share, a decrease of 5% over last year.
     Return on Equity and Return on Assets were 11.2% and 1.55%, respectively, for the year ending December 31, 2004.
     At year-end, total assets stood at $317,333,000, an increase of 6% or $17,113,000 over year-end totals for 2003. Total loans reached $229,396,000, an increase of $15,841,000 or 7%. Total deposits were $230,219,000, an increase of $23,761,000 or 12%.
     The above figures are based on unaudited financial statements. The First National Bank of Greencastle operates nine offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich Estates, Mercersburg, Waynesboro, and Hagerstown, MD areas.
     This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.


                              ###





                  Page 6 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99.1

                        TOWER
BANCORP INC.
                    CONSOLIDATED BALANCE SHEET
                                           12/31/2004     12/31/2003
(UNAUDITED)
ASSETS                                         (,000)         (,000)
CASH AND DUE FROM BANKS                    $   10,045    $     8,929
INTEREST BEARING BALANCES WITH BANKS              196            675
FEDERAL FUNDS SOLD                                  0              0

INVESTMENTS                                    65,729         66,295

LOANS:                                        229,396        213,555
      RESERVE FOR LOAN LOSSES                 (1,902)        (1,863)

BANK PREMISES, FURNITURE & FIXTURES             4,973          4,634
OTHER REAL ESTATE OWNED                             0              0
OTHER ASSETS                                    8,896          7,995
                                           ----------      ---------
TOTAL ASSETS                                $ 317,333      $ 300,220
                                            =========      =========
LIABILITIES AND CAPITAL
------------------------------------
---
     DEMAND                                 $  23,874      $  17,905
     SAVINGS                                  123,903        117,758
     TIME                                      82,442         70,795
                                            ---------      ---------
          TOTAL DEPOSITS:                   $ 230,219      $ 206,458

LIABILITIES FOR BORROWED MONEY                 34,707         34,138
FEDERAL FUNDS PURCHASED                           225         13,236
OTHER LIABILITIES                               8,111          5,602
                                            ---------      ---------
TOTAL LIABILITIES                           $ 273,262      $ 259,434
                                            ---------      ---------
EQUITY CAPTIAL
     CAPITAL STOCK:
      AUTHORIZED 5,000,000 SHARES
      OUTSTANDING 1,780,100 SHARES         $   2,225       $   2,225
 SURPLUS                                       6,782           6,763
 UNDIVIDED PROFITS                            28,178          26,112
 NET UNREALIZED GAIN (LOSS)                    8,800           7,007
 LESS: TREASURY STOCK (45,595 SHARES)         (1,914)     (    1,321)
                                           ---------       ---------
 TOTAL EQUITY CAPITAL                      $  44,071       $  40,786
                                           ---------       ---------
 TOTAL LIABILITIES AND CAPITAL             $ 317,333       $ 300,220
                                           =========       =========

                     BOOK VALUE            $   25.59       $   23.51


                  Page 7 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Exhib
it 99.2

TOWER BANCORP INC.
CONSOLIDATED INCOME STATEMENT
(UNAUDITED)
                                                YEAR            YEAR
                                                 END             END
INTEREST INCOME                             12-31-04        12-31-03
-----------------------------         --------------  --------------
INTEREST AND FEES ON LOANS              $ 12,134,145    $ 12,248,935
INTEREST ON INVESTMENT SECURITIES          2,094,727       2,275,593
INTEREST ON FED FUNDS SOLD                       301             903
                                        ------------    ------------
                                        $ 14,229,173    $ 14,525,431
INTEREST EXPENSE
-------------------------------
INTEREST ON DEPOSITS                       2,306,574       2,641,757
INTEREST ON OTHER BORROWED MONEY           1,807,529       1,716,802
                                        ------------    ------------
                                        $  4,114,103    $  4,358,559
                                        ------------    ------------
NET INTEREST INCOME                     $ 10,115,070    $ 10,166,872
PROVISION FOR LOAN LOSSES                    360,000         360,000
                                        ------------    ------------
NET INTEREST INCOME AFTER PROVISION     $  9,755,070    $  9,806,872

OTHER INCOME:
INVESTMENT SERVICES & FEE INCOME           1,630,699       1,243,612
OTHER OPERATING INCOME                       364,088         386,822
INVESTMENT SECURITIES GAINS (LOSSES)       2,648,425       3,142,784
                                        ------------    ------------
                                        $  4,643,212    $  4,773,217
                                        ------------    ------------
OTHER EXPENSES:
 SALARIES,WAGES AND OTHER BENEFITS      $  4,070,609    $  3,891,400
 OCCUPANCY EXPENSE                           468,187         416,240
 FURNITURE AND FIXTURE EXPENSE               547,365         538,020
 OTHER OPERATING EXPENSES                  3,160,053       3,256,412
                                        ------------    ------------
                                        $  8,246,214    $  8,102,072
                                        ------------    ------------
 INCOME BEFORE TAXES                    $  6,152,068    $  6,478,017
 APPLICABLE INCOME TAXES                   1,429,160       1,526,571
                                        ------------    ------------
 NET INCOME                             $  4,722,908    $  4,951,446
                                        ============    ============
 NET INCOME PER SHARE:                  $       2.73    $       2.86
 NUMBER OF SHARES OUTSTANDING              1,721,991       1,734,505

                  Page 8 of 8 Numbered Pages
               Index to Exhibits Found on Page 5